UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $0.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

2L Exchange Notes Indenture

On December 18, 2025, Urban One, Inc. (the “Issuer”), issued $291.02 million aggregate principal amount of the Issuer’s 7.625% Second Lien Senior Secured Notes due 2031 (the “2L Exchange Notes”). The 2L Exchange Notes were issued in connection with the previously announced exchange offer and consent solicitation (the “Exchange Offer and Consent Solicitation”) of the Issuer’s existing 7.375% Senior Secured Notes due 2028 (the “Existing Notes”) for the 2L Exchange Notes and cash.

The 2L Exchange Notes were issued pursuant to that certain Indenture, dated as of December 18, 2025 (the “2L Exchange Notes Indenture”), among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent. The 2L Exchange Notes pay interest semiannually in arrears. The 2L Exchange Notes were offered in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Optional Redemption Provisions and Change of Control Repurchase Right

At any time, the Issuer may redeem all or a part of the 2L Exchange Notes at a redemption price equal to 100.0% of the principal amount of the 2L Exchange Notes, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Upon a Change of Control (as defined in the 2L Exchange Notes Indenture) the Issuer will be re required to make an offer to purchase all of the 2L Exchange Notes, at an offer price equal to 101% of the aggregate principal amount of 2L Exchange Notes plus accrued and unpaid interest, if any, to but excluding the date of repurchase (a “2L Exchange Notes Change of Control Offer”). If not less than 90% in aggregate principal amount of the 2L Exchange Notes outstanding are purchased pursuant to a 2L Exchange Notes Change of Control Offer by the Issuer or a third party, the Issuer or such third party will have the right to redeem all 2L Exchange Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest to but excluding the date of redemption.

Ranking and Security

The 2L Exchange Notes and related guarantees are the Issuer’s and the guarantors’ respective senior secured obligations and are secured on a second-lien priority basis by the collateral (and on a third-lien basis by the ABL Priority Collateral (as defined in the New First Lien Notes Indenture)) owned by the Issuer and each guarantor, subject to certain exceptions, limitations, permitted liens and the intercreditor agreements (the “Intercreditor Agreements”) providing for the relative priorities of the respective security interests in the assets securing the 2L Exchange Notes, the New First Lien Notes (as defined below), obligations under the Amended and Restated ABL Credit Agreement (as defined below) and any future secured debt of the Issuer and guarantors, and certain other matters relating to the administration of security interests. The 2L Exchange Notes are guaranteed by the Issuer and each of the Issuer’s material subsidiaries. Under the terms of the 2L Exchange Notes Indenture and subject to the Intercreditor Agreements, the 2L Exchange Notes and related guarantees rank pari passu in right of payment with all existing and future senior indebtedness of the Issuer and the guarantors, including the obligations of the Issuer and the guarantors under the New First Lien Notes and the Amended and Restated ABL Credit Agreement, and rank senior in right of payment to any future subordinated indebtedness of the Issuer and each guarantor. The 2L Exchange Notes and related guarantees are effectively senior to any unsecured indebtedness of the Issuer and each guarantor and, subject to the Intercreditor Agreements, to indebtedness of the Issuer and each guarantor secured by liens junior to the liens securing the 2L Exchange Notes.

Restrictive Covenants

The 2L Exchange Notes Indenture contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock; pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments; make certain investments or acquisitions; sell, transfer or otherwise convey certain assets; create liens; enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers; consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its subsidiaries’ assets; enter into transactions with affiliates; prepay certain kinds of indebtedness; issue or sell stock of such subsidiaries; and consummate certain liability management transactions.

The foregoing description of the 2L Exchange Notes and the 2L Exchange Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the 2L Exchange Notes Indenture, including the form of 2L Exchange Notes contained therein, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

New First Lien Notes Indenture

On December 18, 2025, the Issuer issued $60.6 million aggregate principal amount of 10.500% First Lien Senior Secured Notes due 2030 (the “New First Lien Notes”). The New First Lien Notes were issued pursuant to that certain Indenture, dated as of December 18, 2025 (the “New First Lien Notes Indenture”) among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent. The New First Lien Notes pay interest semiannually in arrears. The New First Lien Notes were offered in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Optional Redemption Provisions and Change of Control Repurchase Right

The New First Lien Notes may be redeemed by the Issuer in whole or in part, at any time on and after April 1, 2028 at the redemption prices set forth in the New First Lien Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Prior to April 1, 2028, the Issuer may redeem the New First Lien Notes in whole or in part, at its option, upon not less than ten (10) nor more than sixty (60) days’ prior notice at a redemption price equal to 100% of the principal amount of such New First Lien Notes, plus the relevant Applicable Premium (as defined in the New First Lien Notes Indenture), and accrued and unpaid interest, if any, to, but excluding, the redemption date; provided that at any time and from time to time prior to April 1, 2028, the Issuer may redeem up to 10% of the principal amount of the New First Lien Notes in whole or in part, at its option, upon not less than ten (10) days’ nor more than sixty (60) days’ prior notice at a redemption price equal to 105% of the principal amount of such New First Lien Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to April 1, 2028, the Issuer may redeem the New First Lien Notes with the Net Cash Proceeds (as defined in the New First Lien Notes Indenture) received by the Issuer from any Equity Offering (as defined in the New First Lien Notes Indenture) at a redemption price equal to 107.375% plus accrued and unpaid interest to, but excluding, the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the New First Lien Notes (including Additional First Lien Notes (as defined in the New First Lien Notes Indenture)), subject to certain conditions. Further, the Issuer may redeem all, but not less than all, of the outstanding New First Lien Notes at a redemption price equal to 100.000% plus accrued and unpaid interest to, but excluding, the redemption date, if such redemption occurs in connection with, and subject to the consummation of, a Specified Acquisition Transaction (as defined in the New First Lien Notes Indenture).

Upon a Change of Control (as defined in the New First Lien Notes Indenture), the Issuer will be re required to make an offer to purchase all of the New First Lien Notes, at an offer price equal to 101% of the aggregate principal amount of New First Lien Notes plus accrued and unpaid interest, if any, to but excluding the date of repurchase (a “New First Lien Notes Change of Control Offer”). If not less than 90% in aggregate principal amount of the New First Lien Notes outstanding are purchased pursuant to a New First Lien Notes Change of Control Offer by the Issuer or a third party, the Issuer or such third party will have the right, upon not less than thirty (30) days’ nor more than sixty (60) days’ prior notice, given not more than thirty (30) days following such purchase pursuant to the New First Lien Notes Change of Control Offer, to redeem all New First Lien Notes that remain outstanding following such purchase at a price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest to but excluding the date of redemption.

Ranking and Security

The New First Lien Notes and related guarantees are the Issuer’s and the guarantors’ respective senior secured obligations and are secured on a first-lien priority basis by the collateral (and on a second-lien priority basis by the ABL Priority Collateral (as defined in the New First Lien Notes Indenture)), owned by the Issuer and each guarantor, subject to certain exceptions, limitations, permitted liens and the Intercreditor Agreements providing for the relative priorities of the respective security interests in the assets securing the New First Lien Notes, the 2L Exchange Notes, obligations under the Amended and Restated ABL Credit Agreement and any future junior lien debt of the Issuer and the guarantors, and certain other matters relating to the administration of security interests. The New First Lien Notes are guaranteed by the Issuer and each of the guarantors. Under the terms of the New First Lien Notes Indenture and subject to the Intercreditor Agreements, the New First Lien Notes and related guarantees rank pari passu in right of payment with all existing and future senior indebtedness (including the 2L Exchange Notes and obligations under the Amended and Restated ABL Credit Agreement, as applicable) of the Issuer and each guarantor and senior in right of payment to any future subordinated indebtedness of the Issuer and each guarantor, if any. The New First Lien Notes and the guarantees are effectively senior to any unsecured indebtedness of the Issuer and each guarantor and, subject to the Intercreditor Agreements, to indebtedness of the Issuer and each guarantor secured by liens junior to the liens securing the New First Lien Notes.

Restrictive Covenants

The New First Lien Notes Indenture contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock; pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments; make certain investments or acquisitions; sell, transfer or otherwise convey certain assets; create liens; enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers; consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its subsidiaries’ assets; enter into transactions with affiliates; prepay certain kinds of indebtedness; issue or sell stock of such subsidiaries; and consummate certain liability management transactions.

Use of Proceeds

The net proceeds from the offering of the New First Lien Notes, along with cash on hand, were used to purchase $185.0 million of validly tendered Existing Notes at a purchase price of $111.0 million in cash, pay accrued and unpaid interest on the Existing Notes accepted for exchange or purchase, as applicable, and other various fees and expenses related to the offers and the remainder, if any, for general corporate purposes.

The foregoing description of the New First Lien Notes and the New First Lien Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the New First Lien Notes Indenture, including the form of New First Lien Notes contained therein, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated ABL Credit Agreement

On December 18, 2025, the Issuer also entered into an Amended and Restated Credit Agreement, among the Issuer, as the administrative borrower, together with the other borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent (the “Amended and Restated ABL Credit Agreement”), which amends and restates its existing ABL Credit Agreement, dated as of February 19, 2021, among, among others, the Issuer and Bank of America, N.A., in order to facilitate the issuance of the Exchange Offer and Consent Solicitation. The Amended and Restated ABL Credit Agreement provides for, among other things, commitments in the aggregate principal amount of up to $75.0 million, with incremental capacity to incur an additional principal amount of up to $25.0 million thereunder, with the proceeds thereof to be used primarily for working capital and general corporate purposes, including capital expenditures, permitted acquisitions, permitted investments and permitted dividends, in each case, in accordance with the terms of the Amended and Restated ABL Credit Agreement.

The foregoing summary of the Amended and Restated ABL Credit Agreement does not purport to be complete and is qualified by reference to the full text of the Amended and Restated ABL Credit Agreement attached as Exhibit 10.1 hereto.

Ranking and Security

The Amended and Restated ABL Credit Agreement and related guarantees are the Issuer’s and the guarantors’ respective senior secured obligations and are secured on a first lien priority basis by the ABL Priority Collateral and a junior lien priority basis by all other collateral, in each case, owned by the Issuer and each guarantor, subject to certain exceptions, limitations, permitted liens and the Intercreditor Agreements providing for the relative priorities of the respective security interests in the assets securing the ABL Priority Collateral, the New First Lien Notes, the 2L Exchange Notes and any future junior lien debt of the Issuer and the guarantors, and certain other matters relating to the administration of security interests. The obligations under the Amended and Restated ABL Credit Agreement are guaranteed by the Issuer and each of the guarantors. Under the terms of the Amended and Restated ABL Credit Agreement and subject to the Intercreditor Agreements, the obligations and related guarantees rank pari passu in right of payment with all existing and future senior indebtedness of the Issuer and the guarantors, including the obligations of the Issuer and the guarantors under the New First Lien Notes and the 2L Exchange Notes, and rank senior in right of payment to any future subordinated indebtedness of the Issuer and each guarantor. The obligations under the Amended and Restated ABL Credit Agreement are effectively senior to any unsecured indebtedness of the Issuer and each guarantor and, subject to the Intercreditor Agreements, indebtedness of the Issuer and each guarantor secured by liens junior to the liens securing the obligations under the Amended and Restated ABL Credit Agreement.

Restrictive Covenants

The Amended and Restated ABL Credit Agreement contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock; pay dividends on, repurchase or make distributions in respect of capital stock or make other restricted payments; make certain investments or acquisitions; sell, transfer or otherwise convey certain assets; create liens; enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers; consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its subsidiaries’ assets; enter into transactions with affiliates; prepay certain kinds of indebtedness; issue or sell stock of such subsidiaries; and consummate certain liability management transactions.

Supplemental Indenture for Existing Notes

The Supplemental Indenture, entered into on December 3, 2025 as described in the Issuer’s Form 8-K filed on December 8, 2025, has become operative as of December 18, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transaction Letter Agreement

On December 18, 2025, the Issuer, the Chief Executive Officer of the Issuer, Alfred C. Liggins III (the “Executive”) and the Supporting Holders (as defined therein) entered into a Transaction Letter Agreement, memorializing certain agreements related to the total cash compensation of the Executive (the “Transaction Letter Agreement”) in connection with the Exchange Offer and Consent Solicitation.

The foregoing description of the Transaction Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Transaction Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On December 15, 2025, the Issuer issued a press release announcing the expiration of the Exchange Offer and Consent Solicitation. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
4.1
Indenture for the 2L Exchange Notes, dated as of December 18, 2025, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (including the form of 2L Exchange Note)

4.2
Indenture for the New First Lien Notes, dated as of December 18, 2025, among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (including the form of New First Lien Note)

10.1	Amended and Restated ABL Credit Agreement, dated as of December 18, 2025, among the Issuer, the lenders party thereto and Bank of America, N.A., as administrative agent for the Lenders
10.2	Transaction Letter Agreement, dated as of December 18, 2025, by and among the Issuer, the Executive and the Supporting Holders
99.1	Press Release, dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
December 18, 2025	Peter D. Thompson
Executive Vice President and Chief Financial Officer